                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): February 15, 1999



                          Healthcare Recoveries, Inc.
         ---------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



                                    Delaware
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)



                                    0-22585
                              --------------------
                            (Commission File Number)



                                   61-1141758
                      ------------------------------------
                      (IRS Employer Identification Number)



                1400 Watterson Tower, Louisville, Kentucky 40218
                ------------------------------------------------
                   (Address of principal executive offices)


       Registrant's telephone number, including area code: (502) 454-1340
                                                           --------------



                                 Not applicable
           ---------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)


                                            Exhibit Index Located on Page:  5
                                                                           ----
                                                    Total Number of Pages:  7
                                                                           ----

Item 2.  Acquisition

         Healthcare Recoveries, Inc., a Delaware corporation ("HRI"), acquired the assets and assumed certain of the liabilities of MedCap Medical Cost Management, Inc., a California corporation ("MedCap"), in an asset acquisition (the "Asset Purchase") on February 15, 1999. The Asset Purchase was consummated in accordance with the terms of that certain asset purchase agreement (the "Asset Purchase Agreement"), dated December 4, 1998 among HRI, MedCap and Marcia Deutsch, an individual resident of the State of California. HRI paid $10,000,000 in cash at closing and 50% of the Gross Profits (as such term is defined in the Asset Purchase Agreement) of the MedCap business for each of the twelve month periods ending December 31, 1999 and December 31, 2000 pursuant to an earn-out arrangement. The payment at closing was derived partially from cash on hand and partially from funds obtained through HRI's existing $50,000,000 credit agreement, dated as of February 1, 1998 ("Credit Agreement"), among HRI, as Borrower, the lending institutions named in the Credit Agreement, as Lenders and National City Bank of Kentucky, a Kentucky banking association, as Administrative Agent for the Lenders. The total consideration paid by HRI in the Asset Purchase was determined through arm's length negotiations among representatives of the parties to the Asset Purchase Agreement. Through the Asset Purchase, HRI acquired substantially all of the tangible and intangible assets of MedCap, consisting, in part, of the cost management engagements with customers and associated computer hardware and software.

         Neither HRI nor any of its affiliates had, nor the knowledge of HRI did any director or officer or any associate of any such director or officer of HRI have, any material relationship with MedCap prior to the Asset Purchase.

         MedCap provides a variety of medical cost management services to health insurers and HMOs. The tangible and intangible assets acquired in the Asset Purchase were used prior to the Asset Purchase to provide cost management services and HRI intends to use such assets for substantially the same purpose.

         On February 16, 1999, HRI issued a press release (the "Press Release") announcing the consummation of the Asset Purchase. The Press Release is filed herewith as Exhibit 99.2 and is incorporated herein by reference thereto.

Item 7.           Financial Statements, Pro Forma
                  Financial Information and Exhibits


         (a) The financial statements required by this Item 7(a) are not currently available. Such financial statements will be filed as soon as practicable and in no event later than 60 days after the date of this Current Report.

         (b) The financial statements required by this Item 7(b) are not currently available. Such financial statements will be filed as soon as practicable and in no event later than 60 days after the date of this Current Report.

         (c) Exhibits

Exhibit No.
-----------

2.1      Asset Purchase Agreement by and among Healthcare Recoveries, Inc.,
         MedCap Medical Cost Management, Inc. and Marcia Deutsch, dated as of
         December 4, 1998. The Exhibits and Disclosure Letters which are referenced in the table of contents and elsewhere in the Asset
         Purchase Agreement are hereby incorporated by reference. Such Exhibits and Disclosure Letters have been omitted for purposes of this filing, but will be furnished supplementally to the Commission upon request
         (incorporated herein by reference to Exhibit 2.1 of HRI's Current
         Report on Form 8-K filed with the Securities and Exchange Commission on December 11, 1998).

99.1     Text of Press Release of Healthcare Recoveries, Inc., dated December
         7, 1998 (incorporated herein by reference to Exhibit 99.1 of HRI's
         Current Report on Form 8-K filed with the Securities and Exchange
         Commission on December 11, 1998).

99.2     Text of Press Release of Healthcare Recoveries, Inc., dated February
         16, 1999.

                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




Date: February 26, 1999



                                  HEALTHCARE RECOVERIES, INC.




                            By:   /s/ Douglas R. Sharps
                                  --------------------------------------------
                                  Douglas R. Sharps
                                  Executive Vice President -- Finance and
                                  Administration, and Chief Financial Officer

                                 EXHIBIT INDEX


Exhibit                                                                                 Page No.
-------                                                                                 --------

2.1            Asset Purchase Agreement by and among Healthcare
               Recoveries, Inc., MedCap Medical Cost Management,
               Inc. and Marcia Deutsch, dated as of December 4,
               1998. The Exhibits and Disclosure Letters which are referenced in the Table of Contents of the Asset
               Purchase Agreement are hereby incorporated by reference. Such Exhibits and Disclosure Letters have been omitted for purposes of this filing, but will be furnished supplementally to the Commission upon request (incorporated herein by reference to Exhibit
               2.1 of HRI's Current Report on Form 8-K filed with the Securities and Exchange Commission on December 11, 1998).

99.1 Text of Press Release of Healthcare Recoveries, Inc., dated December 7, 1998 (incorporated herein by reference to Exhibit 99.1 of HRI's Current Report on
               Form 8-K filed with the Securities and Exchange
               Commission on December 11, 1998).

99.2 Text of Press Release of Healthcare Recoveries, Inc., dated February 16, 1999.